U.S. Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

INTELLINETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

INTELLINETICS, INC.

Annual Stockholder Meeting Proxy Card

To submit your proxy by email: send a pdf version of this completed and signed form to our transfer agent at amy@standardregistrar.com by 11:59 PM Eastern Time on July 18, 2022.

To submit your proxy by mail: send to

Standard Registar & Transfer Co. Inc.

440 East 400 South, Suite 200

Salt Lake City, UT 84111

The stockholder(s) hereby appoint(s) James DeSocio, Joseph Spain and Matthew Chretien, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of Intellinetics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m. Eastern Time on July 19, 2022, and any adjournment or postponement thereof.

A. Proposals—The Board of Directors recommends a vote FOR each nominee listed in Proposal 1 and a vote FOR Proposal 2:

1.	To elect six directors, to hold office for a term of one year.

	For	Withhold
Matthew L. Chretien	[ ]	[ ]

	For	Withhold
Rye D’Orazio	[ ]	[ ]

	For	Withhold
William M. Cooke	[ ]	[ ]

	For	Withhold
Sophie Pibouin	[ ]	[ ]

	For	Withhold
Roger Kahn	[ ]	[ ]

	For	Withhold
James DeSocio	[ ]	[ ]

2.	To ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	For [ ]	Against [ ]	Abstain [ ]

3.	In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY DIRECTOR NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

B. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date(mm/dd/yy)

/ /